UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Annual report for the year ended June 30, 2015

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest equity holdings
8	Investment portfolio
17	Financial statements
19	Notes to financial statements

Fellow investors:

Emerging markets stocks lost ground as oil prices dropped in the second half of 2014, Russia grappled with its worst financial crisis since its 1998 default, and Brazil struggled in a weaker economic and political environment. The value of Emerging Markets Growth Fund fell 7.71% with distributions reinvested for the 12-month period, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI) shed 4.41%. Most emerging markets currencies depreciated against the U.S. dollar, with many posting steep declines.

Equities gathered momentum in early 2015 amid more accommodative monetary policies in China and the implementation of reforms in several emerging markets countries. Financials stocks improved modestly overall, while health care companies rose sharply. Technology shares slipped, however, on the heels of robust gains and as increased competition for smartphones weighed on shares. Commodity-related stocks suffered the worst losses.

Market review

Equity returns varied dramatically by country. Weak oil prices hampered Russian equities late last year, as did worries about the impact of sanctions. Stocks sank in the last six months of 2014 as the country suffered its largest political and economic crisis in decades, sparked by military tensions with Ukraine. Russia’s central bank hiked interest rates sharply in late 2014 to help support the ailing ruble, but reversed course in 2015, taking the key interest rate down to 11.5% by the end of June. Stocks regained some ground in early 2015, but still lost 27.88%* for the period. The ruble dropped 39%. Meanwhile, Brazilian stocks fell 30.14%, weighed down by deteriorating economic conditions and the 29% depreciation of the real. A corruption scandal involving

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2015, with distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	2.36%	-7.71%	2.63%	1.02%	8.02%	13.91%
MSCI Emerging Markets IMI[2,3]	3.64	-4.41	4.24	3.87	8.40	10.81	[4]
MSCI Emerging Markets Index[3,5]	2.95	-5.12	3.71	3.68	8.11	10.71	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio is 0.75% as of the most recent fiscal year-end, and is 0.80% including “Acquired Fund” fees and expenses.

Emerging Markets Growth Fund	1

20 largest equity holdings

	Percent of net assets as of 6/30/15	Price change for the 12 months ended 6/30/15*
Bank of China	2.8%	45.2%
Taiwan Semiconductor Manufacturing	2.7	7.5
China Overseas Land & Investment	2.7	45.5
AIA Group	1.9	30.3
China Mengniu Dairy	1.8	7.8
China Pacific Insurance Group	1.8	36.0
Bharti Airtel	1.7	17.8
Cemex	1.5	-28.0
ICICI Bank	1.5	3.8
Hypermarcas	1.4	-16.5
Samsonite International	1.4	4.9
Delta Electronics	1.3	-29.7
Naspers	1.3	32.3
Housing Development Finance	1.3	23.4
Vale	1.3	-56.8
Beijing Enterprises Holdings	1.2	-20.5
China Everbright International	1.2	25.4
China Resources Land	1.1	77.3
Melco Crown Entertainment	1.1	-45.0
Haitian International Holdings	1.1	.6
Total	32.1%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

a major state-owned energy firm rocked the country’s equity market in 2015, raising concerns about the government’s involvement and the efficacy of reforms following President Dilma Rousseff’s re-election last October.

China’s market rallied despite signs of slowing economic growth. Chinese stocks climbed 25.05% as investors seemed reassured that looser monetary policies might help stabilize the economy. The People’s Bank of China surprised many observers by cutting interest rates for the first time in more than two years in November, followed by further reductions in February, May and June. Banks gained amid expectations that more supportive policies would help spur lending. Real estate shares also rebounded as Chinese authorities continued to ease mortgage lending restrictions. Among other major policy developments, the government launched the Shanghai-Hong Kong Stock Connect in late 2014, making mainland-listed stocks available to foreign investors.

Elsewhere in the region, Indian equities advanced 3.85% on the heels of a market rally last year. Stocks lost steam late in the period as exuberance over Prime Minister Narendra Modi’s historic election in May 2014 waned and investors appeared to take profits after gains. Several Southeast Asian markets moderated after a strong run, with Thai equities finishing the 12-month period in negative territory in the face of a sluggish economy. Indonesian equities dropped 10.18% amid disappointing economic data and more modest levels of enthusiasm about reforms following Joko Widodo’s presidential win last July. Technology stocks weighed on South Korean equities, which fell 9.38%, while Taiwanese shares ended nearly flat.

Portfolio review

The portfolio lost value, lagging the benchmark. Commodity stocks fell as the sharp slide in oil prices and reduced capital expenditures hurt several energy exploration and production firms as well as energy services companies. Stock selection in Russia further detracted from fund results as the country’s market tumbled.

The choice of consumer discretionary stocks also hindered fund returns. Hong Kong–listed casinos faltered as gambling revenue in Macau continued to fall, hampered by China’s anticorruption campaign and increased restrictions on VIP gambling. Managers maintained their investments in several of these stocks based on their expectations for

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

							Value of holdings
		Percent of net assets				MSCI EM IMI[1]	6/30/15
	6/30/13	6/30/14	12/31/14	6/30/15		6/30/15	(in thousands)
Asia-Pacific
China	18.2%	21.3%	27.5%	27.4%		24.7%	$1,264,372
Hong Kong	3.5	7.5	7.6	7.3		—	337,556
India	9.0	12.6	14.1	11.5		8.0	532,943
Indonesia	2.0	1.8	1.8	2.0		2.3	93,146
Malaysia	3.7	3.1	2.5	2.2		3.2	99,230
Philippines	.9	.8	1.0	.5		1.4	22,515
Singapore	.7	.9	1.0	.9		—	41,055
South Korea	10.0	9.2	6.4	4.3		15.0	200,023
Taiwan	5.7	5.3	5.3	5.8		13.3	268,307
Thailand	2.0	2.1	1.8	1.3		2.5	59,667
	55.7	64.6	69.0	63.2		70.4	2,918,814

Latin America
Argentina	—	.3	.6	.9		—	43,545
Brazil	7.1	6.9	5.2	6.4		6.9	292,774
Chile	1.3	1.1	1.2	1.1		1.2	52,044
Colombia	.4	—	—	—		.5	—
Mexico	3.5	3.4	3.5	4.8		4.2	220,487
Peru	—	.1	.1	.1		.4	3,187
	12.3	11.8	10.6	13.3		13.2	612,037

Eastern Europe and Middle East
Czech Republic	—	—	—	—		.2	—
Greece	—	.3	.1	—	[2]	.4	1,851
Hungary	—	—	—	—		.2	—
Israel	.7	.6	.1	.1		—	6,083
Oman	.4	.4	.5	.4		—	18,231
Poland	.7	—	—	—		1.4	—
Russia	7.0	6.8	4.4	4.1		3.3	189,417
Saudi Arabia	.1	—	—	.8		—	37,313
Turkey	.4	—	—	.7		1.4	31,720
United Arab Emirates	.2	.3	.5	.9		.7	40,862
Qatar	—	—	—	—		.9	—
	9.5	8.4	5.6	7.0		8.5	325,477

Africa
Egypt	—	—	—	—		.3	—
Morocco	.1	—	—	—		—	—
South Africa	1.2	1.9	2.7	3.2		7.6	149,618
	1.3	1.9	2.7	3.2		7.9	149,618

Other markets[3]
Australia	1.1	1.3	1.2	.8			36,534
Austria	.3	.4	.5	.4			18,971
Canada	1.0	1.5	1.1	.9			43,626
Italy	.2	.2	.2	.2			9,035
Luxembourg	.8	—	—	—			—
Netherlands	.6	.7	.3	—	[2]		1,788
Switzerland	—	.6	.7	.7			32,929
United Kingdom	3.5	2.6	2.0	1.9			85,843
United States of America	3.1	2.3	2.3	2.9			131,608
	10.6	9.6	8.3	7.8			360,334
Multinational	.4	.4	.4	.4			19,190
Other[4]	4.9	—	—	—			—

Short-term securities and other assets less liabilities	5.3	3.3	3.4	5.1			235,432

Total net assets	100.0%	100.0%	100.0%	100.0%			$4,620,902

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than 0.1%.
[3]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[4]	Includes securities in initial period of acquisition.

Emerging Markets Growth Fund	3

longer term growth in the firms’ mass market divisions and their belief that the companies have solid business models.

A number of the fund’s investments in China were bright spots. The Chinese financial sector posted particularly strong gains amid looser policies. Bank of China shares climbed 45.2%. Property developers also rebounded, while China Pacific Insurance shares jumped 36.0%. Several industrials stocks in China rallied, supported by increased infrastructure spending, a major railway merger in early 2015 and the government’s continued focus on environmental reforms. A few health care stocks in China gained amid new policies, as well as increasing demand for health and wellness-related products.

Several investments in India also rose sharply, with ICICI Bank and HDFC Bank advancing as investors seemed to take comfort from signs of economic recovery. Strong global demand for pharmaceuticals also boosted shares of a few generic drug manufacturers in India, as did enthusiasm over the merger between Ranbaxy Laboratories and Sun Pharmaceutical Industries.

Outlook

Emerging markets continue to face a number of crosscurrents. Stocks may suffer from risk aversion in the coming months as the U.S. Federal Reserve initiates gradual interest rate hikes, though currencies may have already seen the brunt of depreciation in recent years. The global economy seems to be finding its footing, despite facing certain challenges. Countries around the world are at different phases of their business cycles and responding differently to deflation, weaker commodity prices and U.S. dollar strength. A strong U.S. dollar and depressed commodity prices have historically been a headwind for emerging markets, but fundamentals in some developing countries have improved as weaker oil prices have reduced current account deficits and contributed to lower inflation.

While the timing of an interest rate hike by the U.S. Federal Reserve remains uncertain, an increase seems imminent. Meanwhile, other central banks are pursuing accommodative policies, which should help support growth in several developed and developing economies. Europe has adopted a new quantitative easing program, Japan has maintained looser policies and China’s government appears committed to targeted stimulus measures and interest rate cuts to help maintain modest economic growth. China and several other Asian governments such as India seem dedicated to carrying out longer reforms even as markets face periods of potential volatility.

	12 months ended 6/30/15		6 months ended 6/30/15
	Expressed in	Expressed in	Expressed in	Expressed in
Percent change in key markets*	U.S. dollars	local currency	U.S. dollars	local currency
Asia-Pacific
China	25.0%	25.1%	16.3%	16.3%
India	3.9	10.0	1.4	2.3
Indonesia	-10.2	1.0	-13.1	-6.5
Malaysia	-21.0	-7.2	-8.4	-1.1
Philippines	7.3	10.8	2.2	3.1
South Korea	-9.4	-.1	4.7	6.2
Taiwan	-.2	3.1	4.1	1.6
Thailand	-.2	3.9	-.9	1.7

Latin America
Brazil	-30.1	-1.5	-9.7	5.6
Chile	-14.9	-1.8	-3.8	1.4
Colombia	-40.8	-18.1	-16.2	-8.4
Mexico	-12.6	5.8	-2.0	4.3
Peru	-7.6	-7.3	-5.1	-5.0

Eastern Europe and Middle East
Czech Republic	-13.3	5.8	-1.9	4.7
Hungary	-4.2	20.0	25.0	35.6
Poland	-19.3	-.1	-3.7	1.9
Russia	-27.9	7.1	27.9	20.6
Turkey	-16.1	6.0	-14.5	-2.0
Greece	-55.2	-44.9	-21.1	-14.3
United Arab Emirates	.9	0.9	4.1	4.1
Qatar	4.4	4.4	-2.5	-2.5

Africa
Egypt	-5.4	0.7	-12.2	-6.6
South Africa	-1.6	12.2	1.9	6.9

Emerging Markets Growth Fund	-7.7%		2.4%

*	The market indices, compiled by MSCI, are unmanaged and, therefore, have no expenses. Country returns are based on MSCI EM IMI data and reflect dividends net of withholding taxes.

4	Emerging Markets Growth Fund

On the whole, varying levels of economic health and divergent policies are likely to result in significant disparities in developing market country returns and valuations. Fund managers actively invest on a company-by-company basis across a wide array of sectors and industries. They continue to favor well-managed firms that are poised to benefit from a growing middle class and increased demand for consumer goods, financial services and health care as people strive for a better quality of life. Stocks in the consumer sectors make up 20% of the portfolio’s total assets combined. Financials stocks comprise more than 25% of fund assets, with an emphasis on Asian banks and insurance companies with strong long-term growth prospects.

The fund also has considerable exposure to the health care sector, particularly in China, as demand for medical services and health-related products continues to grow. Managers favor a few smaller companies that make pharmaceuticals and wellness products as well as firms that are likely to benefit from reforms and the privatization of hospitals.

Managers are also attracted to select industrials firms as several governments have demonstrated an increased commitment to infrastructure development in their respective countries. Industrials make up a substantial portion of the portfolio at 11% of total net assets. Among commodity-related investments, the fund has limited exposure to larger emerging markets energy firms, especially against the backdrop of weaker oil prices and reduced capital expenditures, but managers have identified companies that should be supported by more environmentally friendly policies in China. They also favor company-specific opportunities in the materials sector, including low-cost producers of iron ore, copper and diamonds.

We believe that the emerging markets universe offers a wide range of compelling investment options, and we look forward to reporting to you again in another six months.

Sincerely,

Victor D. Kohn
President

August 17, 2015

Emerging Markets Growth Fund	5

The value of a long-term investment

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets (EM) Index — through June 30, 2015, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $3,183,118. This is significantly more than the $1,944,346 generated by the unmanaged MSCI EM Index.

Total returns (with all distributions reinvested for periods ended June 30, 2015)

	Cumulative total returns	Average annual total returns

1 year	-7.71%	-7.71%
5 years	5.22	1.02
10 years	116.33	8.02

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

[1]	The minimum initial investment for EMGF is $100,000.
[2]	Values are based on a $100,000 investment with distributions reinvested.
[3]	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000, and with net dividends from January 1, 2001, to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses.
[4]	For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

6	Emerging Markets Growth Fund

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc. one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	7

Investment portfolio June 30, 2015

Sector diversification						unaudited

	Equity securities
	Common stocks	Convertible stocks		Bonds & notes		Percent of net assets
Financials	25.2%	—%		—	%*	25.2%
Consumer discretionary	11.9	—		—	*	11.9
Industrials	10.8	—		—		10.8
Information technology	8.8	—		—		8.8
Consumer staples	8.3	—		.1		8.4
Materials	8.1	—		—		8.1
Health care	5.6	—	*	—		5.6
Telecommunication services	5.3	—		—		5.3
Energy	4.3	—		—		4.3
Utilities	3.8	—		—		3.8
Other	2.2	—		—		2.2
Government	—	—		.5		.5
	94.3%	—	%*	.6%		94.9

Short-term securities						4.1
Other assets less liabilities						1.0
Net assets						100.0%

*Amount rounds to less than .1%.

Equity securities	Shares	Value (000)
Asia-Pacific 63.2%
China 27.4%
Anhui Conch Cement Co. Ltd.	4,404,254	$15,235
Anhui Conch Cement Co. Ltd. (Hong Kong)	3,500	12
Bank of China Ltd. (Hong Kong)	195,926,724	127,390
Beijing Enterprises Holdings Ltd. (Hong Kong)	7,421,500	55,866
China Everbright International Ltd. (Hong Kong)	30,255,000	54,253
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	13,034,600	11,317
China Longyuan Power Group Corp., Ltd. (Hong Kong)	9,706,000	10,793
China Mengniu Dairy Co. (Hong Kong)	17,140,000	85,462
China Merchants Bank Co., Ltd. (Hong Kong)	6,987,000	20,371
China Modern Dairy Holdings Ltd. (Hong Kong)	88,258,000	31,767
China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,390,100	4,761
China Overseas Land & Investment Ltd. (Hong Kong)	35,606,000	125,630
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	17,361,600	83,319
China Resources Land Ltd. (Hong Kong)	15,895,937	51,575
China Shineway Pharmaceutical Group Ltd. (Hong Kong)	3,765,000	5,625
China Unicom (Hong Kong) Ltd.	5,430,836	8,547
China Vanke Co. Ltd.[1]	791,100	1,852
China Vanke Co. Ltd. (Hong Kong)	7,769,200	19,124
CRRC Corp. Ltd. (Hong Kong)[1]	8,804,000	13,516

8	Emerging Markets Growth Fund

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
EVA Precision Industrial Holdings Ltd. (Hong Kong)	41,940,000	$12,336
Goodbaby International Holdings Ltd. (Hong Kong)[1]	24,688,000	10,319
Great Wall Motor Co., Ltd. (Hong Kong)	2,559,500	12,547
Guangdong Investment Ltd. (Hong Kong)	2,886,000	4,043
Haitian International Holdings Ltd. (Hong Kong)	20,649,000	48,535
Honghua Group Ltd. (Hong Kong)[1]	17,991,000	1,950
Huaneng Power International, Inc. (Hong Kong)	34,220,000	47,678
Industrial and Commercial Bank of China Ltd. (Hong Kong)	38,171,708	30,334
Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	21,510
Jiangsu Hengrui Medicine Co., Ltd.	5,095,990	36,603
Lenovo Group Ltd. (Hong Kong)	24,764,000	34,311
Longfor Properties Co., Ltd. (Hong Kong)	13,915,268	22,152
MicroPort Scientific Corp. (Hong Kong)[1]	5,325,404	2,624
Minth Group Ltd. (Hong Kong)	17,888,000	40,015
New Oriental Education & Technology Group, Inc. (ADR)[1]	60,900	1,493
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	5,318,300	4,652
Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	39,996,000	11,093
Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	1,086,800	812
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	6,892,500	25,564
Shanghai Jahwa United Co., Ltd.	3,040,841	21,282
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	10,479,600	29,202
Shenguan Holdings Group Ltd. (Hong Kong)	42,642,000	10,947
Sino Biopharmaceutical Ltd. (Hong Kong)	28,956,000	33,620
Sinofert Holdings Ltd. (Hong Kong)	103,544,000	23,777
Tencent Holdings Ltd. (Hong Kong)	363,500	7,254
Want Want China Holdings Ltd. (Hong Kong)	4,527,000	4,789
Weichai Power Co., Ltd. (Hong Kong)	782,177	2,608
Whirlpool China Co., Ltd.[1]	5,399,904	13,837
Zhongsheng Group Holdings Ltd. (Hong Kong)	293,269	206
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	2,917,000	21,864
		1,264,372

Hong Kong 7.3%
AIA Group Ltd.	13,142,200	86,043
Cheung Kong Infrastructure Holdings Ltd.	4,640,000	36,035
Chow Sang Sang Holdings International Ltd.	1,821,235	3,656
Galaxy Entertainment Group Ltd.	6,632,000	26,437
Hilong Holding Ltd.	12,984,000	3,769
Jardine Matheson Holdings Ltd.	122,800	6,969
Melco Crown Entertainment Ltd. (ADR)	2,505,600	49,185
MGM China Holdings Ltd.	4,094,800	6,698
Samsonite International SA	18,046,300	62,393
Stella International Holdings Ltd.	1,954,000	4,663
VTech Holdings Ltd.	301,600	4,004
Wynn Macau, Ltd.	28,576,400	47,704
		337,556

Emerging Markets Growth Fund	9

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
India 11.5%
Apollo Hospitals Enterprise Ltd.	807,844	$16,694
Apollo Hospitals Enterprise Ltd. (GDR)[2]	239,100	4,941
Bharat Electronics Ltd.	159,496	8,431
Bharti Airtel Ltd.	12,025,119	79,321
CRISIL Ltd.	104,294	3,170
Emami Ltd.	209,279	3,811
Glenmark Pharmaceuticals Ltd.	1,491,755	23,289
Godrej Consumer Products Ltd.	332,339	6,457
HDFC Bank Ltd.[1]	2,522,019	48,319
Housing Development Finance Corp. Ltd.	2,890,450	58,846
ICICI Bank Ltd.	4,771,283	23,077
ICICI Bank Ltd. (ADR)	4,336,800	45,190
Info Edge (India) Ltd.	1,288,951	17,287
Infosys Ltd.	1,747,850	27,018
ITC Ltd.	2,034,894	10,071
Just Dial Ltd.	162,393	3,236
Kotak Mahindra Bank Ltd.	687,914	15,070
Larsen & Toubro Ltd.	267,488	7,489
Lupin Ltd.	409,249	12,121
Steel Authority of India Ltd.	31,507,763	30,404
Sun Pharmaceutical Industries Ltd.	2,073,078	28,472
Tata Steel Ltd.	3,916,406	18,733
Tech Mahindra Ltd.	1,814,133	13,612
Thermax Ltd.	331,403	5,442
Torrent Power Ltd.	2,000,288	4,398
United Spirits Ltd.[1]	47,240	2,508
VA Tech Wabag Ltd.	1,336,254	15,536
		532,943

Indonesia 2.0%
Agung Podomoro Land Tbk PT	170,161,500	4,812
Bank Mandiri (Persero) Tbk PT, Series B	16,312,192	12,296
Bank Rakyat Indonesia (Persero) Tbk PT	17,726,800	13,761
Elang Mahkota Teknologi Tbk PT	44,456,400	37,012
Matahari Department Store Tbk PT	5,449,700	6,765
Surya Citra Media Tbk PT	85,792,100	18,500
		93,146

Malaysia 2.2%
Bumi Armada Bhd.	49,528,130	14,965
CIMB Group Holdings Bhd.	13,381,261	19,400
Genting Bhd.	4,990,100	10,660
Genting Bhd., warrants, expire 2018[1]	1,716,975	482
IHH Healthcare Bhd.[1]	19,524,400	29,289
IJM Corp. Bhd.	13,044,154	22,541
Naim Cendera Holdings Bhd.	3,173,700	1,893
		99,230

10	Emerging Markets Growth Fund

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
Philippines 0.5%
International Container Terminal Services, Inc.	7,388,598	$18,058
SM Investments Corp.	224,580	4,457
		22,515

Singapore 0.9%
CapitaLand Retail China Trust	4,232,560	5,468
KrisEnergy Ltd.[1]	10,391,000	3,472
Olam International Ltd.	7,185,868	10,031
Olam International Ltd., warrants, expires 2018[1]	447,230	86
Yoma Strategic Holdings Ltd.[1]	69,713,483	21,998
		41,055

South Korea 4.3%
Daum Kakao Corp.	81,608	9,233
Hana Financial Group Inc.	90,623	2,360
Hankook Tire Co., Ltd.	242,000	9,112
Hyundai Engineering & Construction Co., Ltd.	134,407	4,946
HYUNDAI MOBIS Co., Ltd.	107,546	20,440
Hyundai Motor Co.	273,359	33,329
Hyundai Motor Co., Series 2 preference	66,197	6,231
LG Household & Health Care Ltd.	33,877	23,507
LG Uplus Corp.	4,287,370	37,898
Orion Corp.	11,369	10,681
Samsung Electronics Co., Ltd. (GDR)[2]	61,409	35,034
Shinhan Financial Group Co., Ltd.	194,675	7,252
		200,023

Taiwan 5.8%
Advantech Co., Ltd.	654,000	4,494
AirTAC International Group	4,032,850	25,291
CTCI Corp.	17,099,000	27,654
Delta Electronics, Inc.	12,159,348	62,266
Ginko International Co., Ltd.	846,000	10,652
Merida Industry Co., Ltd.	197,300	1,279
Taiwan Semiconductor Manufacturing Co., Ltd.	27,807,568	126,625
Yungtay Engineering Co., Ltd.	5,227,000	10,046
		268,307

Thailand 1.3%
Bangkok Bank PCL, nonvoting depository receipt	6,221,900	32,790
Central Pattana PCL	2,683,900	3,774
KASIKORNBANK PCL	1,635,300	9,151
PTT PCL	1,312,600	13,952
		59,667
Total Asia-Pacific		2,918,814

Emerging Markets Growth Fund	11

Equity securities (continued)	Shares	Value (000)
Latin America 12.7%
Argentina 0.9%
Grupo Financiero Galicia SA, Class B	5	$—
YPF Sociedad Anónima, Class D (ADR)	1,587,500	43,545
		43,545

Brazil 5.8%
Banco Bradesco SA, preferred nominative (ADR)	2,125,956	19,474
BM&FBOVESPA SA – Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	11,416,300	43,035
BRF SA, ordinary nominative	75	1
BRF SA, ordinary nominative (ADR)	246,000	5,144
BTG Pactual Group, units	156,200	1,436
CCR SA, ordinary nominative	3,980,800	19,090
Gerdau SA (ADR)	809,300	1,950
Hypermarcas SA, ordinary nominative[1]	8,653,700	62,987
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,958,314	21,444
QGEP Participações SA, ordinary nominative	5,779,200	12,584
TIM Participações SA, ordinary nominative	1,128,500	3,717
TIM Participações SA, ordinary nominative (ADR)	71,900	1,176
Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative	2,296,700	3,044
Vale SA, Class A, preferred nominative	2,280,870	11,430
Vale SA, Class A, preferred nominative (ADR)	4,401,200	22,226
Vale SA, ordinary nominative (ADR)	4,262,800	25,108
Wilson Sons Ltd. (BDR)	1,334,100	13,345
		267,191

Chile 1.1%
Enersis SA	9,689,523	3,080
Enersis SA (ADR)	1,739,750	27,540
Inversiones La Construcción SA	1,901,502	21,424
		52,044

Mexico 4.8%
América Móvil, SAB de CV, Series L (ADR)	4,104,200	87,461
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	7,709,588	70,620
Fibra Uno Administracion, SA de CV	10,042,800	23,839
Grupo Comercial Chedraui, SAB de CV, Class B	2,180,000	6,190
Grupo Sanborns, SAB de CV, Series B1	3,682,600	5,588
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	12,661,244	24,763
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,645,366	1,976
Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	50
		220,487

Peru 0.1%
Graña y Montero SAA (ADR)	454,000	3,187

Total Latin America		586,454

12	Emerging Markets Growth Fund

Equity securities (continued)	Shares	Value (000)
Eastern Europe and Middle East 7.0%
Greece 0.0%
Jumbo SA	261,972	$1,851

Israel 0.1%
Shufersal Ltd.[1]	2,567,201	6,083

Oman 0.4%
bank muscat SAOG	12,046,501	17,211

Russia 4.1%
ALROSA OJSC	28,618,091	32,671
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,514,000)[1,3,4,5,6]	11,783,118	15,569
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,511,000)[3,4,5,6]	24,142,754	22,397
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $19,108,000)[1,3,4,5,6]	21,106,994	13,656
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $34,972,000)[1,3,4,5,6]	37,951,580	26,263
Globaltrans Investment PLC (GDR)[1]	249,985	1,187
Magnit PJSC	20,509	4,236
Magnit PJSC (GDR)	177,810	9,897
Mobile TeleSystems OJSC (ADR)	1,452,100	14,202
Moscow Exchange MICEX-RTS PJSC	9,164,906	11,596
New Century Capital Partners, LP (acquired 12/7/95, cost: $686,000)[3,5]	5,247,900	2,292
Rosneft Oil Company OJSC (GDR)	731,291	3,013
Sberbank of Russia	5,989,268	7,852
Surgutneftegas OJSC, preference	8,674,425	6,704
Yandex NV, Class A1	1,174,900	17,882
		189,417

Saudi Arabia 0.8%
Saudi Basic Industries Corp., warrants, expire 2016[2]	1,159,188	29,393
Savola Group Co., warrants, expire 2017[2]	433,760	7,920
		37,313

Turkey 0.7%
Akbank TAS	10,969,592	31,720
Aktaş Elektrik Ticaret AŞ1	4,273	—
		31,720

United Arab Emirates 0.9%
DP World Ltd.	1,133,619	24,259
First Gulf Bank PJSC	4,011,860	16,603
		40,862
Total Eastern Europe and Middle East		324,457

Africa 3.2%
South Africa 3.2%
Barloworld Ltd.	1,038,638	8,238
Discovery Ltd.	2,695,298	28,019
Mr Price Group Ltd.	240,639	4,955
MTN Group Ltd.	251,515	4,729
Naspers Ltd., Class N	389,453	60,662
Shoprite Holdings Ltd.	2,427,900	34,624

Emerging Markets Growth Fund	13

Equity securities (continued)	Shares	Value (000)
Africa (continued)
South Africa (continued)
Telkom SA SOC Ltd.[1]	1,591,800	$8,391

Total Africa		149,618

Other markets 7.8%
Australia 0.8%
Oil Search Ltd.	6,641,111	36,534

Austria 0.4%
Vienna Insurance Group AG	552,924	18,971

Canada 0.9%
Centerra Gold Inc.	2,328,300	13,235
First Quantum Minerals Ltd.	2,324,433	30,391
		43,626

Italy 0.2%
Tenaris SA (ADR)	334,400	9,035

Netherlands 0.0%
Fugro NV, depository receipts[1]	81,589	1,788

Switzerland 0.7%
Dufry AG1	236,460	32,929

United Kingdom 1.9%
Glencore PLC[1]	2,273,464	9,120
Global Ports Investments PLC (GDR)	2,368,003	11,698
Lonmin PLC[1]	11,008,279	19,355
PZ Cussons PLC	3,571,058	20,301
SABMiller PLC	113,603	5,898
Sedibelo Platinum Mines Ltd.[1]	16,963,500	9,925
Tullow Oil PLC	1,788,518	9,546
		85,843

United States of America 2.9%
AES Corp.	2,094,500	27,773
Alibaba Group Holding Ltd. (ADR)[1]	75,500	6,211
Arcos Dorados Holdings, Inc., Class A	2,383,628	12,538
Cobalt International Energy, Inc.[1]	3,781,593	36,719
Ctrip.com International, Ltd. (ADR)[1]	135,773	9,860
MercadoLibre, Inc.	178,000	25,223
Xoom Corp.[1]	630,900	13,284
		131,608
Total other markets		360,334

Multinational 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,190,000)[3,4,5,6]	50,724,946	18,114
International Hospital Corp. Holding NV, Class A (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	402
International Hospital Corp. Holding NV, Class B, cumulative, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	411
Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08, cost: $7,142,000)[1,3,4,5]	3,800	263
Total Multinational		19,190
Total equity securities (cost: $3,702,553,000)		4,358,867

14	Emerging Markets Growth Fund

Bonds & notes	Principal amount (000)		Value (000)
Latin America 0.6%
Brazil 0.6%
Brazil (Federal Republic of), Series B, 6.00% 2050[7]	BRL	27	$23,280
Marfrig Holdings (Europe) BV 8.375%, 2018		$985	997
Marfrig Overseas Ltd. 9.50%, 2020		1,272	1,306

Total Latin America			25,583

Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0.00% convertible, 2020[8]	CNY	93,400	—

Eastern Europe and Middle East 0.0%
Oman 0.0%
bank muscat (SAOG) 3.50% convertible, 2018	OMR	1,598	411
bank muscat (SAOG) 4.50% convertible, 2016		144	40
bank muscat (SAOG) 4.50% convertible, 2017		2,148	569

Total Eastern Europe and Middle East			1,020
Total bonds & notes (cost: $33,391,000)			26,603

Short-term securities
Corporate short-term notes 4.1%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.10% due 7/7/2015		$33,500	33,499
General Electric Co. 0.06% due 7/1/2015		32,300	32,300
Sumitomo Mitsui Banking Corp. 0.14% due 7/14/2015[2]		60,000	59,996
Victory Receivables Corp. 0.12% due 7/6/2015[2]		61,300	61,298

Total short-term securities (cost: $187,096,000)			187,093

Total investment securities (cost: $3,923,040,000)			4,572,563
Other assets less liabilities			48,339

Net assets			$4,620,902

Forward currency contracts

The fund has entered into over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average notional amount of open OTC forward currency contracts was $164,799,000 over the prior 12-month period.

					Unrealized
			Notional amount		(depreciation)/ appreciation
			Receive	Deliver	at 6/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	7/20/2015	UBS AG	$21,743	BRL68,168	$ (37)
Euros	7/31/2015	Bank of America	18,362	EUR16,377	97
					$ 60

Emerging Markets Growth Fund	15

Investment in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2015, is as follows (dollars in thousands):

					Dividend	Value of
	Beginning			Ending	and interest	affiliates at
Issuer	shares	Additions	Reductions	shares	income	6/30/2015
Baring Vostok Private Equity Fund*	11,783,118	—	—	11,783,118	$—	$15,569
Baring Vostok Private Equity Fund III*	23,512,961	629,793	—	24,142,754	653	22,397
Baring Vostok Capital Partners IV*	53,863,990	5,194,584	—	59,058,574	—	39,919
Capital International Private Equity Fund IV*	50,616,424	108,522	—	50,724,946	9	18,114
International Hospital	1,232,227	—	—	1,232,227	—	813
Pan-African Investment Partners II	3,800	—	—	3,800	—	263
					$662	$97,075

*	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $198,582,000, which represented 4.30% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $113,638,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $99,367,000, which represented 2.15% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received.

Key to abbreviations

ADR — American Depositary Receipts

BDR — Brazilian Depositary Receipts

GDR — Global Depositary Receipts

BRL — Brazilian reais

CNY — Chinese yuan

EUR — Euros

OMR — Omani rials

See Notes to Financial Statements

16	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities

at June 30, 2015	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $3,810,088)	$4,475,488
Affiliated issuers (cost: $112,952)	97,075	$4,572,563
Cash		184
Cash denominated in non-U.S. currency (cost: $4,059)		4,061
Unrealized appreciation on open forward currency contracts		97
Receivables for:
Sales of investments	30,360
Sales of fund’s shares	902
Dividends and interest	24,474
Non-U.S. taxes	1,995	57,731
		4,634,636
Liabilities:
Unrealized depreciation on open forward currency contracts		37
Payables for:
Purchases of investments	5,951
Investment advisory services	2,680
Directors’ compensation	1,864
Repurchase of fund’s shares	2,780
Other accrued expenses	422	13,697
		13,734
Net assets at June 30, 2015:
Equivalent to $6.94 per share on 666,010,466 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$4,620,902

Net assets consist of:
Capital paid in on shares of stock		$4,049,899
Undistributed net investment income		17,567
Accumulated net realized loss		(95,968)
Net unrealized appreciation		649,404
Net assets at June 30, 2015		$4,620,902

See Notes to Financial Statements

Emerging Markets Growth Fund	17

Statement of operations

for the year ended June 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $7,429; also includes $653 from affiliates)	$98,466
Interest (also includes $9 from affiliates)	3,117	$101,583

Fees and expenses:
Investment advisory services	36,932
Custodian	1,765
Registration statement and prospectus	35
Auditing and legal	509
Reports to shareholders	11
Directors’ compensation	582
Other	1,015
Total fees and expenses before expense reduction	40,849
Less custodian expense reduction	2
Total fees and expenses after expense reduction		40,847
Net investment income		60,736

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $9,462 gain from affiliates)	185,211
Forward currency contracts	28,723
Currency transactions	(1,496)	212,438
Net unrealized (depreciation) appreciation on:
Investments	(721,495)
Forward currency contracts	1,842
Currency translations	(178)	(719,831)
Net realized gain and unrealized depreciation		(507,393)
Net decrease in net assets resulting from operations		$(446,657)

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30
	2015	2014
Operations:
Net investment income	$60,736	$76,309
Net realized gain	212,438	97,797
Net unrealized (depreciation) appreciation	(719,831)	879,393
Net (decrease) increase in net assets resulting from operations	(446,657)	1,053,499

Dividends and distributions paid to shareholders:
Dividends from net investment income	(97,584)	(114,887)
Distributions from net realized gain on investments	(182,621)	(344,660)
Total dividends and distributions paid to shareholders	(280,205)	(459,547)

Capital share transactions:
Proceeds from shares sold: 30,603,677 and 53,493,672 shares, respectively	221,712	412,002
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 39,626,363 and 58,008,358 shares, respectively	266,289	447,825
Cost of shares repurchased: 223,467,957 and 366,368,599 shares, respectively	(1,666,691)	(2,875,510)
Cost of shares repurchased in connection with in-kind redemption for the year ended June 30, 2014: 210,008,947 shares	—	(1,615,760)
Net decrease in net assets resulting from capital share transactions	(1,178,690)	(3,631,443)
Total decrease in net assets	(1,905,552)	(3,037,491)

Net assets:
Beginning of year	6,526,454	9,563,945
End of year (including undistributed net investment income: $17,567 and $17,760, respectively)	$4,620,902	$6,526,454

See Notes to Financial Statements

18	Emerging Markets Growth Fund

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

On October 22, 2014, shareholders approved the elimination of certain fundamental policies in order to allow the fund to convert from an open-end interval fund to an open-end, daily valued fund on October 31, 2014. Shareholders also approved updates to and the elimination of certain fundamental investment policies of the fund.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses, if any, resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Prior to October 31, 2014, the net asset value of the fund was only determined on the last business day of each week and month except on any day on which the New York Stock Exchange was closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Emerging Markets Growth Fund	19

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

20	Emerging Markets Growth Fund

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3[1]	Total
Assets:
Equity securities:
Asia-Pacific	$2,901,326	$4,941	$12,547	$2,918,814
Latin America	586,404	—	50	586,454
Eastern Europe and Middle East	205,116	39,164	80,177	324,457
Other markets	500,027	—	29,115	529,142
Bonds & notes	—	26,603	—	26,603
Short-term securities	—	187,093	—	187,093
Total	$4,192,873	$257,801	$121,889	$4,572,563

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$97	$—	$97
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(37)	—	(37)
Total	$—	$60	$—	$60

[1]	Level 2 and Level 3 include securities with an aggregate value of $165,994,000, which represented 3.59% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended June 30, 2015 (dollars in thousands):

	Beginning	Gross			Net	Net	Gross	Ending
	value at	transfers			realized	unrealized	transfers out	value at
	7/1/2014	into Level 3[3]	Purchases	Sales	gain/(loss)[4]	depreciation[4]	of Level 3[3]	6/30/2015
Private equity funds	$171,104	$—	$5,933	$(11,565)	$9,462	$(76,380)	$—	$98,554
Other securities[5]	11,569	17,994	9,691	(10,164)	(1,994)	(3,761)	—	23,335
Total	$182,673	$17,994	$15,624	$(21,729)	$7,468	$(80,141)	$—	$121,889
Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2015 (dollars in thousands):								$(87,145)

[3]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain/(loss) and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[5]	Represents less than 1% of portfolio securities as of June 30, 2015.

Emerging Markets Growth Fund	21

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of June 30, 2015.

The following table lists the characteristics of the alternative investments held by the fund as of June 30, 2015 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$98,554	$10,869	≤1 to 3 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries

22	Emerging Markets Growth Fund

may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the statement
		of assets and liabilities and subject to a
		master netting agreement
	Gross amounts
	recognized in
	the statement of	Available	Non-cash	Cash	Net
Counterparty	assets and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America	$97	$—	$—	$—	$97

Liabilities:
UBS AG	$(37)	$—	$—	$—	$(37)

*Non-cash collateral is shown on a settlement basis.

Emerging Markets Growth Fund	23

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended June 30, 2015, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $97,584,000 and $182,621,000, respectively. For the year ended June 30, 2014, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $114,887,000 and $344,660,000, respectively.

During the year ended June 30, 2015, the fund reclassified $27,580,000 from undistributed net realized gain to capital paid in on shares of capital stock and $36,655,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of June 30, 2015, the tax basis components of distributable earnings were as follows (dollars in thousands):

Undistributed ordinary income	$89,242
Post-October capital loss deferral*	(45,756)

*This deferral is considered incurred in the subsequent year.

As of June 30, 2015, the tax basis unrealized appreciation (depreciation) and cost of investments securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$1,135,834
Gross unrealized depreciation on investment securities	(606,241)
Net unrealized appreciation on investment securities	529,593
Cost of investment securities	4,042,970

24	Emerging Markets Growth Fund

7. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser. The Adviser and AFD are considered related parties to the fund.

Investment advisory services — The fund has an Investment Advisory and Service Agreement with the Adviser that provides for monthly management fees determined on the last business day of each calendar week and month. The Adviser is wholly owned by Capital Group International, Inc., which is indirectly wholly owned by The Capital Group Companies,SM Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion. For the year ended June 30, 2015, the investment advisory services fee was $36,932,000, which was equivalent to an annualized rate of 0.68% of average daily net assets.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $601,000 in current fees (either paid in cash or deferred) and a net decrease of $19,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers or directors received any compensation directly from the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,377,594,000 and $2,763,883,000, respectively, during the year ended June 30, 2015.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2015, the custodian fee of $1,765,000 was reduced by $2,000.

Emerging Markets Growth Fund	25

Financial highlights

	Year ended June 30
	2015*	2014	2013	2012	2011

Net asset value, beginning of year	$7.97	$7.45	$7.39	$9.93	$8.13
Income (loss) from investment operations†:
Net investment income	.08	.07	.12	.17	.16
Net realized and unrealized (loss) gain on investments	(.71)	.86	.19	(2.33)	1.81
Total from investment operations	(.63)	.93	.31	(2.16)	1.97

Less dividends and distributions:
Dividends from net investment income	(.14)	(.10)	(.21)	(.12)	(.17)
Distributions from net realized gains	(.26)	(.31)	(.04)	(.26)	—
Total dividends and distributions	(.40)	(.41)	(.25)	(.38)	(.17)
Net asset value, end of year	$6.94	$7.97	$7.45	$7.39	$9.93
Total return	(7.71)%	12.69%	3.95%	(21.69)%	24.29%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$4,621	$6,526	$9,564	$11,851	$16,827
Ratio of expenses to average net assets	.75%	.73%	.73%	.68%	.68%
Ratio of net investment income to average net assets	1.12%	.88%	1.55%	2.02%	1.65%
Portfolio turnover rate	26.43%	40.65%	40.99%	39.30%	40.66%

*	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
†	Based on average shares outstanding.

26	Emerging Markets Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 17, 2015

Emerging Markets Growth Fund	27

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2015 through June 30, 2015).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	1/1/2015	6/30/2015	period*	ratio
Actual return	$1,000.00	$1,023.60	$3.81	.76%
Hypothetical 5% return before expenses	1,000.00	1,021.03	3.81	.76

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

28	Emerging Markets Growth Fund

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (the investment adviser) for an additional one-year term through June 20, 2016, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described here.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by the investment adviser, including reports on the fund’s investment results, portfolio composition, sales, redemptions and shareholder services, reports from the fund’s Chief Compliance Officer, as well as other information relating to the nature, extent and quality of the services provided by the investment adviser to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results; advisory fee and expense comparisons; financial and consolidated profitability information regarding parent companies of the investment adviser; descriptions of compliance monitoring services and portfolio trading practices; and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with representatives of the investment adviser and in a private session with independent counsel at which no investment adviser representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

Investment adviser, its personnel and its resources

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities and the experience, capability and integrity of its senior management and other personnel. The board and the committee considered the investment adviser’s commitment to research, noting that it continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered that the investment adviser has adopted policies, procedures and systems designed to comply with applicable laws and regulations and the investment adviser’s commitment to compliance; its efforts to keep the directors informed through regular reporting to the board; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, including information technology, legal and fund accounting functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund by the investment adviser under the agreement.

Emerging Markets Growth Fund	29

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2014, and compared them to those of the fund’s benchmark, as well as to those of a select group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results, both in absolute terms and relative to its benchmark and the selected funds. The board and the committee noted that the fund had underperformed its benchmark in the one-year, three-year and five-year periods, although it had generally outperformed in longer term periods. The board and the committee also noted that the fund’s longer term performance has generally been in line with or exceeded the average longer term performance of the selected funds, while the fund’s one-, three- and five-year performance lagged the performance of the selected funds in those periods. The board and the committee noted management’s assessment of the fund’s recent performance. The board and the committee concluded that although performance has lagged in certain recent periods, longer term performance has generally been satisfactory. The board and the committee concluded that they remain confident in the investment adviser’s ability to achieve superior long-term results over time.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by the investment adviser and other comparable third-party funds, as well as emerging market equity investment management fees charged to separate accounts advised by the investment adviser and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from third-party sources regarding advisory fee rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by other comparable retail mutual funds with emerging market equity mandates, and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

30	Emerging Markets Growth Fund

5. Investment adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund and its other institutional clients, and also reviewed the economics of the relationship between the investment adviser and the fund and any resulting level of profits to the investment adviser. The board and the committee considered the current and historic financial stability of the investment adviser’s parent company. The board and the committee also considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board and the committee observed that the fund’s potential to benefit from economies of scale declined during the recent period as the fund’s average net assets have generally declined. The board and the committee also considered the investment adviser’s reinvestment in its business over time and the investment adviser’s portfolio manager compensation practices. The board and the committee concluded that the investment adviser’s profitability from its relationship with the fund over the long term was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by the investment adviser and its affiliates from their relationship with the fund, and possible ancillary benefits received by the fund in connection with the activities of the investment adviser or its affiliates that are not directly related to the fund. The board and the committee also reviewed the investment adviser’s portfolio trading practices, noting that the investment adviser may execute portfolio transactions with broker-dealers that provide certain brokerage and/or investment research services to the investment adviser and its affiliates, either directly or through a commission sharing agreement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The board and the committee also noted that the investment adviser does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Emerging Markets Growth Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year.

The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2015:

Foreign taxes	$0.01 per share
Foreign source income	$0.17 per share
Long-term capital gains	$188,238,000
Qualified dividend income	$53,310,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed by February 15, 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

32	Emerging Markets Growth Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Paul N. Eckley, 1954 Chairman of the Board (Independent and Non-Executive)	2005	Senior Vice President, Investments, State Farm Insurance Companies[5]	1	None
Beverly L. Hamilton, 1946	1991	Retired President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)
Raymond Kanner, 1953	1997	Managing Director and Chief Investment Officer, IBM Retirement Funds	1	None
L. Erik Lundberg, 1959 Vice Chairman of the Board (Independent and Non-Executive)	2005	Chief Investment Officer, University of Michigan	1	None
Helmut Mader, 1942	1986	Managing Director, Mader Capital Resources GmbH	1	None
Aje K. Saigal, 1956	2000	Chief Investment Officer and Chief Executive Officer, Nuvest Capital Pte Ltd; former Director of Economics & Investment Strategy, Government of Singapore Investment Corporation Pte Ltd	1	None
David H. Zellner, 1955	2010	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None

Interested directors6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Victor D. Kohn, 1957 President and Chief Executive Officer	1996	President and Director, Capital International, Inc.; Partner — Capital International Investors, Capital Research and Management Company;[7] Director, The Capital Group Companies, Inc.;[7] Partner — Capital International Investors, Capital Bank and Trust Company[7]	1	None
Shaw B. Wagener, 1959	1997	Chairman of the Board, Capital International, Inc.; Partner — Capital International Investors, Capital Research and Management Company;[7] Chairman of the Board, Capital Group International, Inc.;[7] Director, Capital Group Private Markets, Inc.[7]	1	None

Chairman emeritus

Walter P. Stern, 1928	Vice Chairman of the Board, Capital International, Inc.

Emerging Markets Growth Fund	33

Other officers

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Walter R. Burkley, 1966 Vice President	2011	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[7] Director, Capital Research Company[7]
Michael A. Felix, 1961 Vice President	1993	Senior Vice President, Treasurer and Director, Capital International, Inc.;
Senior Vice President, Treasurer and Director, Capital Guardian Trust Company;[7]
Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.;[7]
		Senior Vice President and Head of Investment Operations — Investment Operations, Capital Research and Management Company[7]
Peter C. Kelly, 1959 Vice President	1996	Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.;
		Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company;[7] Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[7] Secretary, Capital Group International, Inc.[7]
Abbe G. Shapiro, 1959 Vice President	1997	Vice President — Investment Operations, Capital Research and Management Company[7]
F. Chapman Taylor, 1959 Vice President	2011	Partner — Capital International Investors, Capital Research and Management Company[7]
Laurie D. Neat, 1971 Secretary	2005	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company;[7] Assistant Vice President and Trust Officer, Capital Bank and Trust Company;[7] Assistant Vice President — Fund Business Management Group, Capital Research and Management Company[7]
Bryan K. Nielsen, 1973 Treasurer	2006	Vice President — Investment Operations, Capital International, Inc.; Vice President — Investment Operations, Capital Research and Management Company[7]
Dawn J. Duffy, 1971 Assistant Treasurer	2011	Assistant Vice President — Investment Operations, Capital International, Inc.; Assistant Vice President, Capital Bank and Trust Company;[7] Vice President — Investment Operations, Capital Research and Management Company[7]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling (800) 421-4989. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	Affiliate of the fund through ownership of 5% or more of the fund’s outstanding shares.
[6]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
[7]	Company affiliated with Capital International, Inc.

34	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser

Capital International, Inc.

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street

Los Angeles, CA 90071-1406

400 South Hope Street

Los Angeles, CA 90071-2801

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

JPMorgan Investor Services Co.

One Beacon Street

Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1900 K Street, N. W.

Washington, D.C. 20006-2009

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

Lit. No. MFGEARX-015-0815P (NLS) Printed in USA TAG/AFD/6391-S48804
© 2015 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or by writing to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Helmut Mader, Aje K. Saigal and David H. Zellner, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:

a)	Audit Fees:

2014 $134,700

2015 $138,500

b)	Audit- Related Fees:

2014 none

2015 none

c)	Tax Fees:

2014 $18,000

2015 $13,400

The tax fees for 2014 and 2015 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2014: $13,000; 2015: $13,400; preparing the local tax return and routine tax compliance services in India (2014: $5,000; 2015: none).

d)	All Other Fees:

2014 none

2015 none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)	Audit Fees:

Not applicable

b) Audit- Related Fees:

2014 none

2015 none

c) Tax Fees:

2014 none

2015 none

d) All Other Fees:

2014 none

2015 none

All audit and permissible non-audit services that the Registrant’s Audit Committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the Committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant, were $13,400 for fiscal year 2015 and $18,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By ____/s/ Victor D. Kohn___________
Victor D. Kohn, President and Chief Executive Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ____/s/ Victor D. Kohn___________
Victor D. Kohn, President and Chief Executive Officer

Date: August 31, 2015

By ___/s/ Bryan K. Nielsen__________
Bryan K. Nielsen, Treasurer

Date: August 31, 2015